EXHIBIT 10.15
FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF BALDWIN RISK PARTNERS, LLC

    This First Amendment (the “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement, dated as of October 7, 2019 (the “LLC Agreement”), of Baldwin Risk Partners, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of November 3, 2020, by and among Baldwin Insurance Group Holdings, LLC, a Delaware limited liability company (“BIGH”), Laura R. Sherman, Laura R. Sherman, as Trustee of the Laura R. Sherman GRAT 2019-1, dated September 30, 2019, Laura R. Sherman, as Trustee of the Laura R. Sherman GRAT 2019-2, dated September 30, 2019, Laura R. Sherman, as Trustee of the Laura R. Sherman GRAT 2020-1, dated September 30, 2020, Elizabeth H. Krystyn, Elizabeth H. Krystyn, as Trustee of the Elizabeth H. Krystyn 2019 Grantor Retained Annuity Trust I, dated September 30, 2019, Elizabeth H. Krystyn, as Trustee of the Elizabeth H. Krystyn 2019 Grantor Retained Annuity Trust II, dated September 30, 2019, Elizabeth H. Krystyn, as Trustee of the Elizabeth H. Krystyn 2020 Grantor Retained Annuity Trust I, dated September 30, 2020, Kristopher A. Wiebeck, Kristopher A. Wiebeck, as Trustee of the Kristopher A. Wiebeck 2019 Grantor Retained Annuity Trust, dated September 30, 2019, Kristopher A. Wiebeck, as Trustee of the Kristopher A. Wiebeck 2020 Grantor Retained Annuity Trust, dated September 30, 2020, Trevor L. Baldwin, John A. Valentine, John A. Valentine, as Trustee of the John A. Valentine 2019 Grantor Retained Annuity Trust, dated September 30, 2019, John A. Valentine, as Trustee of the John A. Valentine 2020 Grantor Retained Annuity Trust, dated September 30, 2020, Daniel Galbraith, Daniel A. Galbraith, as Trustee of the Daniel A. Galbraith 2020 Grantor Retained Annuity Trust, dated September 30, 2020, Bradford L. Hale, Joseph D. Finney, Christopher J. Stephens, The Villages Invesco, LLC, Insurance Agencies of the Villages, Inc., Insurance Affordable, Inc., Millennial Specialty Holdco, LLC, Highland Risk Services, LLC, and Insurance Risk Partners, LLC, (collectively the “Consenting Members”). Capitalized terms not otherwise defined herein shall be as defined in the LLC Agreement.

    WHEREAS, the Company is a limited liability company formed in accordance with the Delaware Act and operating pursuant to the LLC Agreement;

    WHEREAS, pursuant to Sections 7.03(b) and 13.10 of the LLC Agreement, the LLC Agreement may be amended by a written instrument signed by each of the Members that together own a majority in interest of the Units then outstanding; and

    WHEREAS, the Consenting Members, together, are the holders of all of the majority in interest of the Units.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consenting Members, intending to be legally bound, hereby agree as follows:

ARTICLE I

AMENDMENTS TO THE LLC AGREEMENT
Section 1.1Section 4.01(a) of the LLC Agreement is hereby amended and restated in its entirety as follows (the blackline below indicates the changes being made pursuant to this Amendment):
        “(a)    Except as otherwise determined by Pubco, if at any time Pubco issues a share of Class A Common Stock or any other Equity Security of Pubco entitled to any economic rights (including in the IPO) (an “Economic Pubco Security”) with regard thereto (other than Class B Common Stock, or other Equity Security of Pubco not entitled to any economic rights with respect thereto), (i) the Company shall issue to Pubco one LLC Unit (if Pubco issues a share of Class A Common Stock) or such other Equity Security of the Company (if Pubco issues an Economic Pubco Security other than Class A Common Stock) corresponding to the Economic Pubco Security, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Economic Pubco Security and (ii) the net proceeds or other consideration received by Pubco with respect to the corresponding Economic Pubco Security, if any, shall be concurrently contributed to the Company; provided, however, that if Pubco issues any Economic Pubco Securities, some or all of the net proceeds or other consideration of which are to be used to fund expenses or other obligations of Pubco for which Pubco would be permitted a distribution pursuant to Section 5.03(c), then Pubco shall not be required to transfer such net proceeds or other consideration to the Company which are used or will be used to fund such expenses or obligations and provided, further, that if Pubco issues any shares of Class A Common Stock (including in the IPO) in order to purchase or fund the purchase from a Non-Pubco Member of a number of LLC Units (and shares of Class B Common Stock) or to purchase or fund the purchase of shares of Class A Common Stock, in each case equal to the number of shares of Class A Common Stock issued, then the Company shall not issue any new LLC Units in connection therewith and Pubco shall not be required to transfer such net proceeds or other consideration to the Company (it being understood that such net proceeds or other consideration shall instead be transferred to such Non-Pubco Member or transferor of Class A Common Stock, as applicable, as consideration for such purchase).”

Section 1.2Section 4.01 of the LLC Agreement is hereby amended by adding a new Section 4.01(d) of the LLC Agreement as follows:
        “(d)    Notwithstanding the provisions of Section 4.01(a)(ii), Pubco may, at its discretion, in lieu of contributing to the Company the net proceeds or other consideration received by Pubco with respect to an issuance of an Economic Pubco Security, use such net proceeds or other consideration to settle contractual obligations, including, but not limited to, additional consideration in respect of earn-out payments, to the counterparty of any agreement with a Person receiving such Economic Pubco Security. For the avoidance of doubt, this Section 4.01(d) shall not affect the Company’s obligations pursuant to Section 4.01(a)(ii).”

Section 1.3Section 8.02(d) of the LLC Agreement is hereby amended and restated in its entirety as follows (the blackline below indicates the changes being made pursuant to this Amendment):

        “(d)     The Transfer of all or any portion of a Member’s Units to a Permitted Transferee of such Member; provided that, notwithstanding anything to the contrary in this Article 8, (i) a Member shall be required to provide notice of such proposed Transfer to the Managing Member along with all reasonable information requested by the Managing Member in respect of such proposed Transfer at least five (5) Business Days before such proposed Transfer is proposed to be effective, (ii) if the Managing Member determines, in its sole discretion, that such Transfer would increase the total number of “partners” with respect to the Company for purposes of Treasury Regulations Section 1.7704-1(h), such proposed Transfer shall not be permitted without the prior written approval of the Managing Member, which approval may be given or withheld in the Managing Member’s sole discretion, and (iii) in the event that a Member fails to comply with this Section 8.02(d) with respect to any applicable Transfer, such Transfer shall be null and void ab initio.”

ARTICLE II

MISCELLANEOUS
Section 1.1Effectiveness of this Amendment. This Amendment shall be effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by the other parties hereto.
Section 1.2Miscellaneous. Section 13.05 (Jurisdiction); Section 13.06 (WAIVER OF JURY TRIAL); Section 13.07 (Counterparts); Section 13.08 (Entire Agreement); Section 13.09 (Severability); and Section 13.12 (Governing Law) of the LLC Agreement are hereby incorporated herein by reference and shall apply to the terms and provisions of this Amendment mutatis mutandis.
Section 1.3No Other Amendments. Except as expressly amended herein, all other terms and provisions of the LLC Agreement shall remain unchanged and continue in full force and effect. Unless the context otherwise requires after the effectiveness of this Amendment pursuant to Section 2.1 of this Amendment, any reference to the LLC Agreement shall mean the LLC Agreement as amended hereby.

[Signature page follows]

    IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Number of Units held by the Members: 39,822,043

Percentage of Units outstanding: 50.26%

BALDWIN INSURANCE GROUP HOLDINGS, LLC
DATE:	October 23, 2020	By:	/s/ L. Lowry Baldwin
			Name:	L. Lowry Baldwin
			Title:	Manager

LAURA R. SHERMAN
DATE:	October 23, 2020	By:	/s/ Laura R. Sherman

LAURA R. SHERMAN GRAT 2019-1, DATED SEPTEMBER 30, 2019
DATE:	October 23, 2020	By:	/s/ Laura R. Sherman
			Name:	Laura R. Sherman
			Title:	Sole Trustee

LAURA R. SHERMAN GRAT 2019-2, DATED SEPTEMBER 30, 2019
DATE:	October 23, 2020	By:	/s/ Laura R. Sherman
			Name:	Laura R. Sherman
			Title:	Sole Trustee

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]

LAURA R. SHERMAN GRAT 2020-1, DATED SEPTEMBER 30, 2020
DATE:	October 23, 2020	By:	/s/ Laura R. Sherman
			Name:	Laura R. Sherman
			Title:	Sole Trustee

ELIZABETH H. KRYSTYN
DATE:	October 24, 2020	By:	/s/ Elizabeth H. Krystyn

ELIZABETH H. KRYSTYN 2019 GRANTOR RETAINED ANNUITY TRUST I, DATED SEPTEMBER 30, 2019
DATE:	October 24, 2020	By:	/s/ Elizabeth H. Krystyn
			Name:	Elizabeth H. Krystyn
			Title:	Sole Trustee

ELIZABETH H. KRYSTYN 2019 GRANTOR RETAINED ANNUITY TRUST II, DATED SEPTEMBER 30, 2019
DATE:	October 24, 2020	By:	/s/ Elizabeth H. Krystyn
			Name:	Elizabeth H. Krystyn
			Title:	Sole Trustee

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]

ELIZABETH H. KRYSTYN 2020 GRANTOR RETAINED ANNUITY TRUST I, DATED SEPTEMBER 30, 2020
DATE:	October 24, 2020	By:	/s/ Elizabeth H. Krystyn
			Name:	Elizabeth H. Krystyn
			Title:	Sole Trustee

KRISTOPHER A. WIEBECK
DATE:	October 23, 2020	By:	/s/ Kristopher A. Wiebeck

KRISTOPHER A. WIEBECK 2019 GRANTOR RETAINED ANNUITY TRUST, DATED SEPTEMBER 30, 2019
DATE:	October 23, 2020	By:	/s/ Kristopher A. Wiebeck
			Name:	Kristopher A. Wiebeck
			Title:	Sole Trustee

KRISTOPHER A. WIEBECK 2020 GRANTOR RETAINED ANNUITY TRUST, DATED SEPTEMBER 30, 2020
DATE:	October 23, 2020	By:	/s/ Kristopher A. Wiebeck
			Name:	Kristopher A. Wiebeck
			Title:	Sole Trustee

TREVOR L. BALDWIN
DATE:	October 23, 2020	By:	/s/ Trevor L. Baldwin

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]

JOHN A. VALENTINE
DATE:	October 23, 2020	By:	/s/ John A. Valentine

JOHN A. VALENTINE 2019 GRANTOR RETAINED ANNUITY TRUST, DATED SEPTEMBER 30, 2019
DATE:	October 23, 2020	By:	/s/ John A. Valentine
			Name:	John A. Valentine
			Title:	Sole Trustee

JOHN A. VALENTINE 2020 GRANTOR RETAINED ANNUITY TRUST, DATED SEPTEMBER 30, 2020
DATE:	October 23, 2020	By:	/s/ John A. Valentine
			Name:	John A. Valentine
			Title:	Sole Trustee

DANIEL GALBRAITH
DATE:	October 26, 2020	By:	/s/ Daniel Galbraith

DANIEL A. GALBRAITH 2020 GRANTOR RETAINED ANNUITY TRUST, DATED SEPTEMBER 30, 2020
DATE:	October 26, 2020	By:	/s/ Daniel A. Galbraith
			Name:	Daniel A. Galbraith
			Title:	Sole Trustee

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]

BRADFORD L. HALE
DATE:	October 23, 2020	By:	/s/ Bradford L. Hale

JOSEPH D. FINNEY
DATE:	October 23, 2020	By:	/s/ Joseph D. Finney

CHRISTOPHER J. STEPHENS
DATE:	October 23, 2020	By:	/s/ Christopher J. Stephens

THE VILLAGES INVESCO, LLC
DATE:	November 3, 2020	By:	/s/ Mark G. Morse
			Name:	Mark G. Morse
			Title:	Manager

INSURANCE AGENCIES OF THE VILLAGES, INC.
DATE:	November 3, 2020	By:	/s/ Kelsea Morse Manly
			Name:	Kelsea Morse Manly
			Title:	President

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]

INSURANCE AFFORDABLE, INC.
DATE:	October 26, 2020	By:	/s/ Dennis P. Gagnon, Jr.
			Name:	Dennis P. Gagnon, Jr.
Title:

MILLENNIAL SPECIALTY HOLDCO, LLC
DATE:	October 23, 2020	By:	/s/ James M. Roche
			Name:	James M. Roche
			Title:	Managing Partner

HIGHLAND RISK SERVICES, LLC
DATE:	October 23, 2020	By:	/s/ Brian Daly
			Name:	Brian Daly
			Title:	Manager

INSURANCE RISK PARTNERS, LLC
DATE:	October 23, 2020	By:	/s/ Paul Brown
			Name:	Paul Brown
Title:

[Signature Page to First Amendment to Third Amended and Restated LLC Agreement]